UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 29, 2004

Commission file number

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-32259	94-3267295
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

881 Martin Avenue, Santa Clara, California 95050

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (408) 470-1000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5.    OTHER EVENTS

On January 29, 2004, Align Technology, Inc. (“Align”) is announcing its financial results for its fourth quarter and full fiscal year ended December 31, 2003. These financial results are attached hereto as Exhibit 99.1. Exhibit 99.1 shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall be deemed incorporated by reference in filings under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits.

Exhibit No.	Description

99.1	Financial results for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003.

99.2	Press Release, dated January 29, 2004, for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.    Results of Operations and Financial Condition

On January 29, 2004, Align Technology, Inc. (“Align”) is issuing a press release and holding a conference call regarding its financial results for the fourth quarter and full fiscal year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K. Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The information contained in this Item 12 and in Exhibit 99.2 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed be incorporated by reference into any filing of Align, whether made before of after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 29, 2004	ALIGN TECHNOLOGY, INC.

	By:	/s/ Eldon M. Bullington

Eldon M. Bullington Vice President of Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Financial results for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003.

99.2	Press Release, dated January 29, 2004, for Align Technology, Inc. for its fourth quarter and full fiscal year ended December 31, 2003 (furnished and not filed herewith solely pursuant to Item 12).